FIRST AMENDMENT AND MODIFICATION AGREEMENT

                                  by and among

                 DRS TECHNOLOGIES, INC., DRS TECHNOLOGIES CANADA
        COMPANY, DRS TECHNOLOGIES CANADA, INC., DRS SENSOR SYSTEMS, INC., FORMERLY KNOWN AS "DRS EO, INC.", AND DRS INFRARED TECHNOLOGIES, LP, FORMERLY
           KNOWN AS "DRS FPA, L.P.", collectively as the Co-Borrowers

                                       AND

         LAUREL TECHNOLOGIES PARTNERSHIP D/B/A DRS LAUREL TECHNOLOGIES.
        DRS ELECTRONIC SYSTEMS, INC., DRS PHOTRONICS, INC., DRS PRECISION
        ECHO, INC., DRS AHEAD TECHNOLOGY, INC., DRS OPTRONICS, INC., DRS
           SYSTEMS MANAGEMENT CORPORATION, DRS/MS, INC., DRS TECHNICAL
      SERVICES, INC., DRS INTERNATIONAL, INC., DRS AIR, INC., DRS HADLAND,
INC., NAI TECHNOLOGIES, INC., AS SUCCESSOR-IN-INTEREST TO DRS MERGER SUB, INC.,
       DRS FPA, INC., DRS RUGGED SYSTEMS, INC. AND DRS ADVANCED PROGRAMS,
                      INC., collectively as the Guarantors

                                       AND

                               MELLON BANK, N.A.,
                          as the Agent and as a Lender

                                       AND

         MELLON BANK CANADA, THE CIT GROUP / EQUIPMENT FINANCING, INC.,
                      NATIONAL BANK OF CANADA, SUMMIT BANK,
        UNION BANK OF CALIFORNIA, N.A., TRANSAMERICA EQUIPMENT FINANCIAL
           SERVICES CORPORATION, THE TORONTO-DOMINION BANK AND TORONTO
                           DOMINION (NEW YORK), INC.,
                                each as a Lender

                             Dated: August 15, 1999


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                   FIRST AMENDMENT AND MODIFICATION AGREEMENT

     THIS FIRST AMENDMENT AND MODIFICATION AGREEMENT (hereinafter referred to as this "First Amendment"), is made this 15 day of August, 1999, by and among

     DRS TECHNOLOGIES, INC., A corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "DRS"),

     AND

     DRS TECHNOLOGIES CANADA, INC., A corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "DRS Canada Inc."),

     AND

     DRS TECHNOLOGIES CANADA COMPANY, A Nova Scotia company, having its principal office and chief executive office located at 365 March Road, Kanata, Ontario K2K 1 X3 (hereinafter referred to as "DRS Flight Safety"),

     AND

     DRS SENSOR SYSTEMS, INC., FORMERLY KNOWN AS "DRS EO, INC.", A corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 2000 East El Segundo Blvd., El Segundo, California 90245 (hereinafter referred to as "DRS Sensor Systems"),

     AND

     DRS INFRARED TECHNOLOGIES, LP, FORMERLY KNOWN AS "DRS FPA, L.P.", A limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 13588 North Central Expressway, Dallas, Texas 75243 (hereinafter referred to as "DRS Infrared" and hereinafter DRS, DRS Canada Inc., DRS Flight Safety, DRS Sensor Systems and DRS Infrared shall be collectively referred to as the "Co-Borrowers" and sometimes individually referred to as a "Co-Borrower"),

     AND

     LAUREL TECHNOLOGIES PARTNERSHIP D/B/A DRS LAUREL TECHNOLOGIES, A general partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 423 Walters Avenue, Johnstown, Pennsylvania 15904 (hereinafter sometimes referred to as "Laurel Technologies" and sometimes referred to as the "Partnership Guarantor"),


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     AND

     DRS ELECTRONIC SYSTEMS, INC., A corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 200 Professional Drive, Gaithersburg, Maryland 20879 (hereinafter referred to as "DRS Electronic Systems"),

     AND

     DRS PHOTRONICS, INC., A corporation duly organized, validly existing and in good standing under the laws of the State of New York, having its principal office located at 138 Bauer Drive, Oakland, New Jersey 07436 (hereinafter referred to as "DRS Photronics"),

     AND

     DRS PRECISION ECHO, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 3105 Patrick Henry Drive, Santa Clara, California 95054 (hereinafter referred to as "DRS Precision Echo"),

     AND

     DRS AHEAD TECHNOLOGY, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 6410 Via Del Oro, San Jose, California 95054 (hereinafter referred to as "DRS Ahead Technology"),

     AND

     DRS OPTRONICS, INC., A corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 2330 Commerce Park Drive, N.E., Second Floor, Palm Bay, Florida 32905 (hereinafter referred to as "DRS Optronics"),

     AND

     DRS SYSTEMS MANAGEMENT CORPORATION, A corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "DRS Systems Management"),

     AND

     DRS/MS, INC., A corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "DRS/MS").


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     AND

     DRS TECHNICAL SERVICES, INC., A corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 2535 Camino Del Rio, Suite 300, San Diego, California 92108 (hereinafter referred to as "DRS Technical Services"),

     AND

     DRS INTERNATIONAL, INC., A corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "DRS International"),

     AND

     DRS AIR, INC., A corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "DRS Air"),

     AND

     DRS HADLAND, INC., A corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, having its principal office located at 20480 Pacifica Drive, Suite D, Cupertino, California 95014 (hereinafter referred to as "DRS Hadland"),

     AND

     DRS FPA, INC., A corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "DRS FPA" and hereinafter DRS Electronic Systems, DRS Photronics, DRS Precision Echo, DRS Ahead Technology, DRS Optronics, DRS Systems Management, DRS/MS, DRS Technical Services, DRS International, DRS Air, DRS Hadland and DRS FPA shall be collectively referred to as the "Original Corporate Guarantors" and hereinafter the Original Corporate Guarantors, the Partnership Guarantor and DRS Merger Sub, Inc., a New York corporation (hereinafter referred to as "DRS Merger Sub"), shall be collectively referred to as the "Original Guarantors"),

     AND

     NAI TECHNOLOGIES, INC., AS SUCCESSOR-IN-INTEREST TO DRS MERGER SUB, INC., A corporation duly organized, validly existing and in good standing under the laws of the State of New York, having its principal office located at 5 Sylvan Way. Parsippany, New Jersey 07054 (hereinafter referred to as "NAI Technologies"),

     AND


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     DRS RUGGED SYSTEMS, INC., FORMERLY KNOWN AS "CODAR TECHNOLOGY, INC.", A
corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, having its principal office located at 2405 Trade Centre Avenue, Longmont, Colorado 80503 (hereinafter referred to as "DRS Rugged Systems"),

     AND

     DRS ADVANCED PROGRAMS, INC., FORMERLY KNOWN AS "NAI TECHNOLOGIES --SYSTEMS DIVISION CORPORATION", A corporation duly organized, validly existing and in good standing under the laws of the State of New York, having its principal office located at 7125 Riverwood Drive, Columbia, Maryland 21046 (hereinafter referred to as "DRS Advanced Programs" and hereinafter NAI Technologies, DRS Rugged Systems and DRS Advanced Programs shall be collectively referred to as the "New Corporate Guarantors" and hereinafter the Original Corporate Guarantors, the New Corporate Guarantors and the Partnership Guarantor shall be collectively referred to as the "Guarantors")

     AND

     MELLON BANK, N.A., A national banking association duly organized and validly existing under the laws of the United States of America, having an office located at Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania 19101, STRICTLY IN ITS CAPACITY as a lender (hereinafter sometimes referred to as "Mellon US" and/or as a "Lender"),

     AND

     MELLON BANK CANADA, one of the chartered banks of Canada, duly organized and validly existing under the laws of Canada, having an office located at Royal Trust Tower, 32nd Floor, Toronto Dominion Center, Toronto, Ontario M5K 1 K2, as a lender (hereinafter sometimes referred to as "Mellon Canada" and/or as a "Lender" and hereinafter Mellon US and Mellon Canada shall be sometimes collectively referred to as the "Original Lenders"),

     AND

     THE CIT GROUP / EQUIPMENT FINANCING, INC., A corporation duly organized, validly existing and in good standing under the laws of the State of New York, having an office located at 900 Ashwood Parkway, Suite 600, Atlanta, GA 30338,
Attention: Vice President--Credit (hereinafter sometimes referred to as "CIT Group" and sometimes referred to as a "Lender"),

     AND

     NATIONAL BANK OF CANADA, one of the chartered banks of Canada, duly organized and validly existing under the laws of Canada, having notice addresses located at both (i) Post Office Plaza, 50 Division Street, Suite 201, Somerville, New Jersey 08876 and (ii) Suite 305, 350 Burnhamthorpe Road, Mississaugua, Ontario, Canada L5B 3J1 (hereinafter sometimes referred to as "NBC" and sometimes referred to as a "Lender"),


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     AND

     SUMMIT BANK, a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, 250 Moore Street, 2n Floor, Hackensack, New Jersey 07601, Attention: George Barrow, Vice President (hereinafter sometimes referred to as "Summit" and sometimes referred to as a "Lender"),

     AND

     UNION BANK OF CALIFORNIA, N.A., a corporation duly organized, validly existing and in good standing under the laws of the State of California, 445 South Figueroa Street, 16th Floor, Los Angeles, California 90071, Attention: Mr. Hagop Jazmadarian, Vice President/Credit Executive (hereinafter sometimes referred to as "Union Bank" and sometimes referred to as a "Lender"),

     AND

     TRANSAMERICA EQUIPMENT FINANCIAL SERVICES CORPORATION, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having an office located at 5080 Spectrum Drive, Suite 1100 West, Dallas, Texas 75248, Attention: Mel Renfro, Vice President/Division Operations Manager (hereinafter sometimes referred to as "Transamerica" and sometimes referred to as a "Lender"),

     AND

     THE TORONTO-DOMINION BANK, one of the chartered banks of Canada, duly organized and validly existing under the laws of Canada, having an office located at TD Tower, 9th Floor, 55 King Street West, Toronto, Ontario, Canada M5K 1A2 (hereinafter sometimes referred to as "Toronto-Dominion" and sometimes referred to as a "Lender"),

     AND

     TORONTO DOMINION (NEW YORK), INC., a state banking institution organized and existing under the laws of the State of New York, having an office located at 31 West 52nd Street, New York, New York 10019-6101 (hereinafter sometimes referred to as "Toronto-Dominion NY" and sometimes referred to as a "Lender" and hereinafter the Original Lenders, CIT Group, NBC, Summit, Union Bank, Transamerica, Toronto-Dominion and Toronto-Dominion NY shall be sometimes collectively referred to as the "Lenders"),

     AND

     MELLON BANK, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania 19101, STRICTLY IN ITS CAPACITY as the agent for the Lenders hereunder (hereinafter referred to as the "Agent").

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                                   WITNESSETH:

     WHEREAS, on October 20, 1998, pursuant to a certain Amended and Restated Revolving Credit Loan and Term Loan Agreement dated October 20, 1998 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Loan Agreement"), executed by and among the Co-Borrowers, as the co-borrowers, and the Original Lenders, as the lenders, the Original Lenders agreed to make to the Co-Borrowers
(i) an amended and restated secured recourse revolving credit loan in the aggregate principal amount of up to Seventy Million and 00/100 (US$70,000,000.00) Dollars for the purposes of financing (a) the purchase of the scanning and staring infrared detector business and electro-optical business of Raytheon TI Systems, Inc., Raytheon Company and Raytheon Systems Georgia, Inc.,
(b) the refinance of existing indebtedness, (c) working capital (including, without limitation, the issuance of trade / commercial and standby letters of credit) and (d) general corporate purposes (hereinafter referred to as the "Revolving Credit Loan Facility"), (ii) an amended and restated secured recourse term loan in the aggregate principal amount of Thirty Million and 00/100 (US$30,000,000.00) Dollars for the purposes of financing (a) the purchase of the scanning and staring infrared detector business and electro-optical business of Raytheon TI Systems, Inc., Raytheon Company and Raytheon Systems Georgia, Inc.,
(b) the refinance of existing indebtedness, (c) working capital and (d) general corporate purposes (hereinafter referred to as the "Term Loan Facility #1") and
(iii) a secured recourse term loan in the aggregate principal amount of Fifty Million and 00/100 (US$50,000,000.00) Dollars for the purposes of financing (a) the purchase of the scanning and staring infrared detector business and electrooptical business of Raytheon TI Systems, Inc., Raytheon Company and Raytheon Systems Georgia, Inc., (b) the refinance of existing indebtedness, (c) working capital and (d) general corporate purposes (hereinafter referred to as the "Term Loan Facility #2"), all subject to the terms, conditions and provisions of the Loan Agreement; and

     WHEREAS, for the purposes of this First Amendment, the Revolving Credit Loan Facility, the Term Loan Facility #1 and the Term Loan Facility #2, as they may be from time to time hereafter amended, modified, extended, refinanced and/or otherwise supplemented, shall be collectively referred to as the "Loan Facilities"; and

     WHEREAS, on October 20, 1998, pursuant to a certain Amended and Restated Agreement of Guaranty dated October 20, 1998 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Agreement of Guaranty"), executed by the Original Guarantors, ON A JOINT AND SEVERAL BASIS, in favor of the Agent, on behalf of the Lenders, the Original Guarantors unconditionally agreed to guaranty the "Liability of the Co-Borrowers" and the "Liabilities of the Co-Borrowers" (as such terms are defined in the Agreement of Guaranty); and

     WHEREAS, on October 20, 1998, pursuant to a certain Amended and Restated Security Agreement #1 dated October 20, 1998 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Security Agreement #1"), executed by and among DRS, DRS Canada Inc., DRS Sensor Systems, DRS Infrared and the Agent, on behalf of the Lenders, DRS and DRS Canada Inc., DRS Sensor Systems and DRS Infrared granted to the Agent, on behalf of the Lenders, a security interest in


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all of the "Collateral" (as such term is defined in the Security Agreement #1), as security for all of the "Obligations" (as such term is defined in the Security Agreement #1) of the Co-Borrowers; and

     WHEREAS, on October 20, 1998. pursuant to a certain Amended and Restated Security Agreement #2 dated October 20, 1998 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Security Agreement #2"), executed by and among the Original Guarantors and the Agent, on behalf of the Lenders, the Original Guarantors granted to the Agent, on behalf of the Lenders, a security interest in all of the "Collateral" (as such term is defined in the Security Agreement #2). as security for all of the "Obligations" (as such term is defined in the Security Agreement #2) of the Co-Borrowers; and

     WHEREAS, on October 20, 1998, pursuant to a certain Amended and Restated Security Agreement #3 dated October 20, 1998 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Security Agreement #3" and hereinafter the Security Agreement #1, the Security Agreement #2 and the Security Agreement #3 shall be collectively referred to as the "Security Agreements"), executed by and between DRS Flight Safety and the Agent, on behalf of the Lenders, DRS Flight Safety granted to the Agent, on behalf of the Lenders, a security interest in all of the "Collateral" (as such term is defined in the Security Agreement #3), as security for all of the "Obligations" (as such term is defined in the Security Agreement #3) of the Co-Borrowers; and

     WHEREAS, on October 20, 1998, the Co-Borrowers, as the makers, executed and delivered to Mellon US, as the payee, a certain Amended and Restated Revolving Credit Loan Note dated October 20, 1998 (hereinafter referred to as the "Mellon US Revolving Credit Note"). in the original aggregate principal amount of Seventy Million and 00/100 (US$70,000,000.00) Dollars, which Mellon US Revolving Credit Note evidenced the maximum amount of the Revolving Credit Loan Facility; and

     WHEREAS, on October 20, 1998, the Co-Borrowers, as the makers, executed and delivered to Mellon Canada, as the payee, a certain Amended and Restated Revolving Credit Loan Note dated October 20, 1998 (hereinafter referred to as the "Mellon Canada Revolving Credit Note"), in the original aggregate principal amount of Ten Million and 00/100 (US$10,000,000.00) Dollars, which Mellon Canada Revolving Credit Note evidenced the "Revolving Credit Commitment" (as such term is defined in the Loan Agreement) of Mellon Canada; and

     WHEREAS, on October 20, 1998, the Co-Borrowers, as the makers, executed and delivered to Mellon US, as the payee, a certain Amended and Restated Term Loan #1 Note dated October 20, 1998 (hereinafter referred to as the "Mellon US Term Loan #1 Note"), in the original aggregate principal amount of Twelve Million Five Hundred Thousand and 00/100 (US$12,500,000.00) Dollars, which Mellon US Term Loan #1 Note evidenced the "Term Loan #1 Commitment" (as such term is defined in the Loan Agreement) of Mellon US; and

     WHEREAS, on October 20, 1998, the Co-Borrowers, as the makers, executed and delivered to Mellon Canada, as the payee, a certain Amended and Restated Term Loan #1 Note


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dated October 20, 1998 (hereinafter referred to as the "Mellon Canada Term Loan
#1 Note"), in the original aggregate principal amount of Seventeen Million Five Hundred Thousand and 00/100 (US$17,500,000.00) Dollars, which Mellon Canada Term Loan #1 Note evidenced the "Term Loan #1 Commitment" (as such term is defined in the Loan Agreement) of Mellon Canada; and

     WHEREAS, on October 20, 1998, the Co-Borrowers, as the makers, executed and delivered to Mellon US, as the payee, a certain Term Loan #2 Note dated October 20, 1998 (hereinafter referred to as the "Mellon US Term Loan #2 Note"), in the original aggregate principal amount of Fifty Million and 00/100 (US$50,000,000.00) Dollars, which Mellon US Term Loan #2 Note evidenced the original amount of the Term Loan Facility #2; and

     WHEREAS, pursuant to that certain Certificate of Amendment of Certificate of Incorporation filed in the Office of the Secretary of State of the State of Delaware on November 2, 1998, DRS EO, Inc. changed its name to "DRS Sensor Systems, Inc."; and

     WHEREAS, pursuant to that certain Certificate of Amendment of Certificate of Limited Partnership filed in the Office of the Secretary of State of the State of Delaware on November 2, 1998, DRS FPA, L.P. changed its name to "DRS Infrared Technologies, LP"; and

     WHEREAS, on December 31, 1998, pursuant to a certain Assignment and Acceptance Agreement dated as of December 31, 1998 (hereinafter referred to as the "CIT Group Agreement"), executed by and between CIT Group, as the assignee, and Mellon US, as the assignor, Mellon US assigned a portion of its outstanding "Term Loans #2" and "Term Loan #2 Commitment" (as such terms are defined in the Loan Agreement) to CIT Group; and

     WHEREAS, the Co-Borrowers, as the makers, executed and delivered to Mellon US, as the payee, a certain First Substituted and Replacement Term Loan #2 Note dated December 31. 1998 (hereinafter as it may be from time to time amended, modified, extended, referred to as the "Mellon US Term Loan #2 Note #2"), in the original aggregate principal amount of Forty-Five Million and 00/100 (US$45,000,000.00) Dollars, which Mellon US Term Loan #2 Note #2 evidenced the Term Loan #2 Commitment of Mellon US after giving effect to the CIT Group Agreement; and

     WHEREAS, the Co-Borrowers, as the makers, executed and delivered to CIT Group, as the payee, a certain First Substituted and Replacement Term Loan #2 Note dated December 31, 1998 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "CIT Group Term Loan #2 Note"), in the original aggregate principal amount of Five Million and 00/100 (US$5,000,000.00) Dollars, which CIT Group Term Loan #2 Note evidenced the Term Loan #2 Commitment of CIT Group after giving effect to the CIT Group Agreement; and

     WHEREAS, the Mellon US Term Loan #2 Note was cancelled and replaced by the Mellon US Term Loan #2 Note #2 and the CIT Group Term Loan #2 Note; and

     WHEREAS, on January 22, 1999, pursuant to a certain Assignment and Acceptance Agreement dated as of January 22, 1999 (hereinafter referred to as the "NBC US Agreement"),


                                      -8-
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executed by and between NBC, as the assignee, and Mellon US, as the assignor,
Mellon US assigned a portion of its outstanding "Revolving Credit Loans" and "Revolving Credit Commitments" (as such terms are defined in the Loan Agreement) to NBC; and

     WHEREAS, the Co-Borrowers, as the makers, executed and delivered to NBC, as the payee, a certain First Substituted and Replacement Amended and Restated Revolving Credit Loan Note dated January 22, 1999 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "NBC US Revolving Credit Note"), in the original aggregate principal amount of Ten Million and 00/100 (US$l0,000,000.00)
Dollars, which NBC US Revolving Credit Note evidenced the Revolving Credit Commitment of NBC after giving effect to the NBC Agreement; and

     WHEREAS, on January 22, 1999, pursuant to a certain Assignment and Acceptance Agreement dated as of January 22, 1999 (hereinafter referred to as the "Summit Agreement"), executed by and between Summit, as the assignee, and Mellon US, as the assignor, Mellon US assigned a portion of its outstanding "Revolving Credit Loans", "Revolving Credit Commitments", "Term Loans #1" and "Term Loan #1 Commitments" (as such terms are defined in the Loan Agreement) to Summit; and

     WHEREAS, the Co-Borrowers, as the makers, executed and delivered to Summit, as the payee, (i) a certain First Substituted and Replacement Amended and Restated Revolving Credit Loan Note dated January 22, 1999 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Summit Revolving Credit Note"), in the original aggregate principal amount of Eight Million Four Hundred Eighty-Four Thousand Eight Hundred Fifty and 00/100 (US$8,484,850.00) Dollars, which Summit Revolving Credit Note evidenced the Revolving Credit Commitment of Summit after giving effect to the Summit Agreement and (ii) a certain First Substituted and Replacement Amended and Restated Term Loan #1 Note dated January 22, 1999 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Summit Term Loan #1 Note"), in the original aggregate principal amount of One Million Five Hundred Fifteen Thousand One Hundred Fifty and 00/100 (US$1,515,150.00) Dollars, which Summit Term Loan #1 Note evidenced the Term Loan #1 Commitment of Summit after giving effect to the Summit Agreement; and

     WHEREAS, on January 22, 1999, pursuant to a certain Assignment and Acceptance Agreement dated as of January 22, 1999 (hereinafter referred to as the "Union Bank Agreement"), executed by and between Union Bank, as the assignee, and Mellon US, as the assignor, Mellon US assigned a portion of its outstanding "Revolving Credit Loans", "Revolving Credit Commitments", "Term Loans #1" and "Term Loan #1 Commitments" (as such terms are defined in the Loan Agreement) to Union Bank; and

     WHEREAS, the Co-Borrowers, as the makers, executed and delivered to Union Bank, as the payee, (i) a certain First Substituted and Replacement Amended and Restated Revolving Credit Loan Note dated January 22, 1999 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Union Bank Revolving Credit Note"), in the original aggregate principal amount of Twelve Million Seven Hundred Twenty-Seven Thousand Two Hundred Seventy-Five and 00/100 (US$12,727,275.00)


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


Dollars, which Union Bank Revolving Credit Note evidenced the Revolving Credit Commitment of Union Bank after giving effect to the Union Bank Agreement and
(ii) a certain First Substituted and Replacement Amended and Restated Term Loan #1 Note dated January 22, 1999 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Union Bank Term Loan #1 Note"), in the original aggregate principal amount of Two Million Two Hundred Seventy-Two Thousand Seven Hundred Twenty-Five and 00/100 (US$2,272,725.00) Dollars, which Union Bank Term Loan #1 Note evidenced the Term Loan #1 Commitment of Union Bank after giving effect to the Union Bank Agreement; and

     WHEREAS, on January 22, 1999, pursuant to a certain Assignment and Acceptance Agreement dated as of January 22, 1999 (hereinafter referred to as the "Transamerica Agreement"), executed by and between Transamerica, as the assignee, and Mellon US, as the assignor, Mellon US assigned a portion of its outstanding "Term Loans #2" and "Term Loan #2 Commitment" (as such terms are defined in the Loan Agreement) to Transamerica; and

     WHEREAS, the Co-Borrowers, as the makers, executed and delivered to Transamerica, as the payee, a certain Second Substituted and Replacement Term Loan #2 Note dated January 22, 1999 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Transamerica Term Loan #2 Note"), in the original aggregate principal amount of Ten Million and 00/100 (US$10,000,000.00) Dollars, which Transamerica Term Loan #2 Note evidenced the Term Loan #2 Commitment of Transamerica after giving effect to the Transamerica Agreement; and

     WHEREAS, on January 22, 1999, pursuant to a certain Assignment and Acceptance Agreement dated as of January 22, 1999 (hereinafter referred to as the "Toronto-Dominion NY Agreement"), executed by and between Toronto-Dominion NY, as the assignee, and Mellon US, as the assignor, Mellon US assigned a portion of its outstanding "Revolving Credit Loans", "Revolving Credit Commitments", "Term Loans #1" and "Term Loan #1 Commitments" (as such terms are defined in the Loan Agreement) to Toronto-Dominion NY; and

     WHEREAS, the Co-Borrowers, as the makers, executed and delivered to Toronto-Dominion NY, as the payee, (i) a certain First Substituted and Replacement Amended and Restated Revolving Credit Loan Note dated January 22, 1999 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Toronto-Dominion NY Revolving Credit Note"), in the original aggregate principal amount of Twelve Million Seven Hundred Twenty-Seven Thousand Two Hundred Seventy-Five and 00/100 (US$12,727,275.00) Dollars, which Toronto-Dominion NY Revolving Credit Note evidenced the Revolving Credit Commitment of Toronto-Dominion NY after giving effect to the Toronto-Dominion NY Agreement and (ii) a certain First Substituted and Replacement Amended and Restated Term Loan #1 Note dated January 22, 1999 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Toronto-Dominion NY Term Loan #1 Note"), in the original aggregate principal amount of Two Million Two Hundred Seventy-Two Thousand Seven Hundred Twenty-Five and 00/100 (US$2,272,725.00) Dollars, which Toronto-Dominion NY Term Loan #1 Note evidenced the Term Loan #1 Commitment of Toronto-Dominion NY after giving effect to the Toronto-Dominion NY Agreement; and

     WHEREAS, on January 22, 1999, pursuant to a certain Assignment and Acceptance Agreement dated as of January 22, 1999 (hereinafter referred to as the "NBC Canada Agreement"), executed by and between NBC, as the assignee, and Mellon Canada, as the assignor, Mellon Canada assigned a portion of its outstanding "Canadian Revolving Credit Loans", "Canadian Revolving Credit Commitments", "Canadian Term Loans" and "Canadian Term Loan Commitments" (as such terms are defined in the Loan Agreement) to NBC; and

     WHEREAS, the Co-Borrowers, as the makers, executed and delivered to NBC, as the payee, (i) a certain First Substituted and Replacement Amended and Restated Revolving Credit Loan Note (Canadian Revolving Credit Note) dated January 22, 1999 (hereinafter as it may he from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "NBC Canada Revolving Credit Note"), in the original aggregate principal amount of Two Million Five Hundred Thousand and 00/100 (US$2,500,000.00) Dollars, which NBC Canada Revolving Credit Note evidenced the Canadian Revolving Credit Commitment of NB(: after giving effect to the NBC Canada Agreement and (ii) a certain First Substituted and Replacement Amended and Restated Term Loan #1 Note (Canadian Term Loan Note) dated January 22, 1999 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "NBC Canada Term Loan #1 Note"), in the original aggregate principal amount of Five Million and 00/100 (US$5,000,000.00) Dollars, which NBC Canada Term Loan #1 Note evidenced the Canadian Term Loan Commitment of NBC after giving effect to the NBC Canada Agreement; and

     WHEREAS, on January 22, 1999, pursuant to a certain Assignment and Acceptance Agreement dated as of January 22, 1999 (hereinafter referred to as the "Toronto-Dominion Agreement"), executed by and between Toronto-Dominion, as the assignee, and Mellon Canada, as the assignor, Mellon Canada assigned a portion of its outstanding "Canadian Revolving Credit Loans", "Canadian Revolving Credit Commitments", "Canadian Term Loans" and "Canadian Term Loan Commitments" (as such terms are defined in the Loan Agreement) to Toronto-Dominion; and

     WHEREAS, the Co-Borrowers, as the makers, executed and delivered to Toronto-Dominion, as the payee, (i) a certain First Substituted and Replacement Amended and Restated Revolving Credit Loan Note (Canadian Revolving Credit Note) dated January 22, 1999 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Toronto-Dominion Revolving Credit Note"), in the original aggregate principal amount of Two Million Five Hundred Thousand and 00/100 (US$2,500,000.00) Dollars, which Toronto-Dominion Revolving Credit Note evidenced the Canadian Revolving Credit Commitment of Toronto-Dominion after giving effect to the Toronto-Dominion Agreement and (ii) a certain First Substituted and Replacement Amended and Restated Term Loan #1 Note (Canadian Term Loan Note) dated January 22, 1999 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Toronto-Dominion Term Loan #1 Note"), in the original aggregate principal amount of Five Million and 00/100 (US$5,000,000.00) Dollars, which Toronto-Dominion Term Loan #1 Note evidenced the Canadian Term Loan Commitment of Toronto-Dominion after giving effect to the Toronto-Dominion Agreement; and

     WHEREAS, the Co-Borrowers, as the makers, executed and delivered to Mellon US, as he payee, (i) a certain First Substituted and Replacement Amended and Restated Revolving Credit Loan Note dated January 22, 1999 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Mellon US Revolving Credit Note #2"), in the original aggregate principal amount of Twenty-Six Million Sixty Thousand Six Hundred and 00/100 (US$26,060,600.00) Dollars, which Mellon US Revolving Credit Note #2 evidenced the Revolving Credit Commitment of Mellon US after giving effect to (a) the NBC US Agreement, (b) the Summit Agreement, (c) the Union Bank Agreement, (d) the Transamerica Agreement and (e) the Toronto-Dominion NY Agreement; (ii) a certain First Substituted and Replacement Amended and Restated Term Loan #1 Note dated January 22, 1999 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Mellon US Term Loan #1 Note #2"), in the original aggregate principal amount of Six Million Four Hundred Thirty-Nine Thousand Four Hundred and 00/100 (US$6,439,400.00) Dollars, which Mellon US Term Loan #1 Note #2 evidenced the Term Loan #1 Commitment of Mellon US after giving effect to (a) the NBC US Agreement, (b) the Summit Agreement, (c) the Union Bank Agreement,
(d) the Transamerica Agreement and (e) the Toronto-Dominion NY Agreement; and
(iii) a certain Second Substituted and Replacement Term Loan #2 Note dated January 22, 1999 (hereinafter referred to as the "Mellon US Term Loan #2 Note #3"), in the original aggregate principal amount of Thirty-Five Million and 00/100 (US$35,000,000.00) Dollars, which Mellon US Term Loan #2 Note #3 evidenced the Term Loan #2 Commitment of Mellon US after giving effect to (a) the NBC US Agreement, (b) the Summit Agreement, (c) the Union Bank Agreement,
(d) the Transamerica Agreement and (e) the Toronto-Dominion NY Agreement; and

     WHEREAS, the Co-Borrowers, as the makers, executed and delivered to Mellon Canada, as the payee, (i) a certain First Substituted and Replacement Amended and Restated Revolving Credit Loan Note (Canadian Revolving Credit Loan Note dated January 22, 1999 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Mellon Canada Revolving Credit Note #2"), in the original aggregate principal amount of Five Million and 00/100 (US$5,000,000.00) Dollars, which Mellon Canada Revolving Credit Note #2 evidenced the Canadian Revolving Credit Commitment of Mellon Canada after giving effect to (a) the NBC Canada Agreement, (b) the Summit Agreement, (c) the Union Bank Agreement, (d) the Transamerica Agreement and (e) the Toronto-Dominion Agreement; and (ii) a certain First Substituted and Replacement Amended and Restated Term Loan #1 Note (Canadian Term Loan Note) dated January 22, 1999 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Mellon Canada Term Loan #1 Note #2"), in the original aggregate principal amount of Seven Million Five Hundred Thousand and 00/100 (US$7,500,000.00) Dollars, which Mellon Canada Term Loan #1 Note #2 evidenced the Canadian Term Loan Commitment of Mellon Canada after giving effect to (a) the NBC Canada Agreement, (b) the Summit Agreement, (c) the Union Bank Agreement, (d) the Transamerica Agreement and (e) the Toronto-Dominion Agreement; and

     WHEREAS, the Mellon US Revolving Credit Note, the Mellon Canada Revolving Credit Note, the Mellon US Term Loan #1 Note, Mellon Canada Term Loan #1 Note and the Mellon US Term Loan #2 Note #2 were cancelled and replaced by the Mellon US Revolving Credit Note #2, the Mellon Canada Revolving Credit Note #2, the Mellon US Term Loan #1

Note #2, the Mellon Canada Term Loan #1 Note #2, the Mellon US Term Loan #2 Note #3, the NBC Revolving Credit Note, the Summit Revolving Credit Note, the Summit Term Loan #1 Note, the Union Bank Revolving Credit Note, the Union Bank Term Loan #1 Note, the Transamerica Term Loan #2 Note, the Toronto-Dominion NY Revolving Credit Note, the Toronto-Dominion NY Term Loan #1 Note, the NBC Canada Revolving Credit Note, the NBC Canada Term Loan #1 Note, the Toronto-Dominion Revolving Credit Note and the Toronto-Dominion Term Loan #1 Note; and

     WHEREAS, for the purposes of this First Amendment, the Mellon US Revolving Credit Note #2, the Mellon Canada Revolving Credit Note #2, the Mellon US Term Loan #1 Note #2, the Mellon Canada Term Loan #1 Note #2, the Mellon US Term Loan #2 Note #3. the CIT Group Term Loan #2 Note, the NBC Revolving Credit Note, the Summit Revolving Credit Note, the Summit Term Loan #1 Note, the Union Bank Revolving Credit Note, the Union Bank Term Loan #1 Note, the Transamerica Term Loan #2 Note, the Toronto-Dominion NY Revolving Credit Note, the Toronto-Dominion NY Term Loan #1 Note, the NBC Canada Revolving Credit Note, the NBC Canada Term Loan #1 Note, the Toronto-Dominion Revolving Credit Note and the Toronto-Dominion Term Loan #1 Note, as they each may be from time to time amended, modified, extended, refinanced and/or otherwise supplemented, shall be hereinafter collectively referred to as the "Notes"; and

     WHEREAS, pursuant to that certain Certificate of Merger filed in the office of the Secretary of State of the State of New York on February 22, 1999, DRS Merger Sub was merged with and into NAJ Technologies (hereinafter referred to as the "Merger") with NAI Technologies surviving as a wholly-owned Subsidiary of DRS; and

     WHEREAS, as a result of the Merger, NAI Technologies became the successor-in-interest to DRS Merger Sub and the Co-Borrowers acquired the following "Subsidiaries and/or Affiliates" (as such terms are defined in the Loan Agreement and, specifically, used in SECTION 6.12 of the Loan Agreement):
(i) DRS Rugged Systems, (ii) DRS Advanced Programs, (iii) DRS Rugged Systems (Europe) Limited, formerly known as "Lynwood Rugged Systems Limited", a company incorporated under the laws of England and Wales (hereinafter referred to as "DRS Rugged Systems UK") and (iv) DRS Rugged Systems Australia PTY Limited, formerly known as "Lynwood Australia PTY", a company incorporated under the laws of Australia (hereinafter referred to as "DRS Rugged Systems Australia"); and

     WHEREAS, pursuant to the terms, conditions and provisions of SECTION 6.12 of the Loan Agreement, the Co-Borrowers are required to cause any Subsidiaries and/or Affiliates which are acquired or formed after the Closing Date of the Loan Facilities to execute the Agreement of Guaranty, as guarantors; and

     WHEREAS, in order to comply with the requirements of SECTION 6.12 of the Loan Agreement, the Co-Borrowers, the Guarantors, the Agent and all of the Lenders have agreed that (i) DRS Rugged Systems and DRS Advanced Programs shall each assume and accept all of the rights, obligations, responsibilities and liabilities of a "Guarantor" under the Agreement of Guaranty on A JOINT AND SEVERAL BASIS with all of the other Guarantors, through their execution and delivery of this First Amendment and (ii) in lieu of having DRS Rugged Systems UK and DRS Rugged Systems Australia become "Guarantors" under the Agreement of Guaranty, (a)

DRS Rugged Systems UK shall execute a certain Pledge of Stock Agreement #5 dated of even date herewith (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Pledge of Stock Agreement #5"), pursuant to which DRS Rugged Systems UK shall pledge to the Agent, on behalf of the Lenders, no more than sixty-five percent (65%) of the authorized, issued and outstanding capital stock of DRS Rugged Systems Australia, as security for all of the "Obligations" (as such term is defined in the Pledge of Stock Agreement #5) and (b) NAI Technologies shall execute a certain Pledge of Stock Agreement #6 dated of even date herewith (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Pledge of Stock Agreement #6"), pursuant to which NAI Technologies shall pledge to the Agent, on behalf of the Lenders, no more than sixty-five percent (65%) of the authorized, issued and outstanding capital stock of DRS Rugged Systems UK, as security for all of the "Obligations" (as such term is defined in the Pledge of Stock Agreement #6); and

     WHEREAS, the Co-Borrowers, the Guarantors, the Agent and all of the Lenders have agreed to amend and modify SECTION 6.12 of the Loan Agreement to provide for (i) the execution of the Agreement of Guaranty by any domestic Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date, (ii) the execution of the Security Agreement #2 by any domestic Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date, (iii) the pledge of one-hundred percent (100%) of the authorized, issued and outstanding stock of any domestic Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date and (iv) the pledge of no more than sixty-five percent (65%) of the authorized, issued and outstanding stock of any foreign Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date, all as additional collateral security for the Loan Facilities; and

     WHEREAS, in conjunction with the amendment and modification of SECTION 6.12 of the Loan Agreement, the Co-Borrowers, the Guarantors, the Agent and all of the Lenders have further agreed that, DRS Rugged Systems and DRS Advanced Programs shall each further assume and accept all of the rights, obligations, responsibilities and liabilities of a "Debtor" under the Security Agreement #2 through their execution and delivery of this First Amendment and shall grant to the Agent, on behalf of the Lenders, a security interest in all of the "Collateral" (as such term is defined in the Security Agreement #2), as security for all of the "Obligations" (as such term is defined in the Security Agreement #2) of the Co-Borrowers; and

     WHEREAS, in further conjunction with the amendment and modification of
SECTION 6.12 of the Loan Agreement the Co-Borrowers, the Guarantors, the Agent and all of the Lenders have further agreed that (i) DRS shall execute a certain Pledge of Stock Agreement #7 dated of even date herewith (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Pledge of Stock Agreement #7"), pursuant to which DRS shall pledge to the Agent, on behalf of the Lenders, one-hundred percent (100%) of the authorized, issued and outstanding capital stock of NAI Technologies, as security for all of the "Obligations" (as such term is defined in the Pledge of Stock Agreement #7) and (ii) NAI Technologies shall execute a certain Pledge of Stock Agreement #8 dated of even date herewith (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Pledge of Stock Agreement #8"), pursuant to which NAI Technologies shall pledge to the Agent, on behalf of the Lenders,
(a) one-hundred
percent (100%) of the authorized, issued and outstanding capital stock of DRS Rugged Systems and (h) one-hundred percent (100%) of the authorized, issued and outstanding capital stock of DRS Advanced Programs, all as security for all of the "Obligations" (as such term is defined in the Pledge of Stock Agreement #8); and

     WHEREAS, the Loan Agreement, the Notes, the Agreement of Guaranty, the Security Agreements, the Pledge of Stock Agreement #5, the Pledge of Stock Agreement #6, the Pledge of Stock Agreement #7, the Pledge of Stock Agreement #8, this First Amendment and any and all other documents, agreements, instruments or certificates executed in connection with the Loan Facilities shall hereinafter collectively be referred to as the "Loan Documents"; and

     WHEREAS, all words, terms, definitions and provisions not otherwise expressly defined herein shall have their respective meanings and he construed as provided for in the Loan Agreement. All words, terms, definitions and provisions of the Loan Agreement are incorporated herein by reference, as if set forth in their entirety; and

     WHEREAS, the Co-Borrowers, the Guarantors and the Lender now desire to amend and modify the Loan Agreement and the other Loan Documents for the purposes of (i) in ARTICLE I, SECTION 1.01 of the Loan Agreement, amending and modifying the definition of "Loan Documents" to provide for this First Amendment; (ii) in ARTICLE I, SECTION 1.01 of the Loan Agreement, providing for a new definition of "First Amendment"; (iii) in ARTICLE I, SECTION 1.01 of the Loan Agreement, amending and modifying the definition of "Pledge of Stock Agreements" to provide for the Pledge of Stock Agreement #5, the Pledge of Stock Agreement #6, the Pledge of Stock Agreement #7 and the Pledge of Stock Agreement #8; (iv) in ARTICLE VI, SECTION 6.12 of the Loan Agreement, amending and modifying SECTION 6.12 to provide for (a) the execution of the Agreement of Guaranty by any domestic Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date, (b) the execution of the Security Agreement #2 by any domestic Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date, (c) the pledge of one-hundred percent (100%) of the authorized, issued and outstanding stock of any domestic Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date and (d) the pledge of no more than sixty-five percent (65%) of the authorized, issued and outstanding stock of any foreign Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date, all as additional collateral security for the Loan Facilities; (v) in the Agreement of Guaranty, amending and modifying the Agreement of Guaranty by deleting any and all references to "DRS Merger Sub" and to "DRS Merger Sub, Inc." and inserting a new reference to NAI Technologies in their place and stead; (vi) in the Agreement of Guaranty, amending and modifying the Agreement of Guaranty by adding DRS Rugged Systems and DRS Advanced Programs as "Guarantors" ON A jOINT AND SEVERAL BASIS with all of the other Guarantors; (vii) in the Security Agreement #2, amending and modifying the Security Agreement #2 by deleting any and all references to "DRS Merger Sub" and to "DRS Merger Sub, Thc." and inserting a new reference to NAI Technologies in their place and stead; (viii) in the Security Agreement #2, amending and modifying the Security Agreement #2 by adding DRS Rugged Systems and DRS Advanced Programs as "Debtors"; (ix) in the Security Agreement #2, amending and modifying SCHEDULE "B" to add the locations of the Collateral pledged to the Agent, on behalf of the Lenders, by DRS Rugged Systems and DRS Advanced Programs; (x) in the Loan Agreement and in all of the other Loan Documents, providing for a new notice address for the Co-Borrowers, the

Corporate Guarantors and the Partnership Guarantor; and (xi) in the Loan Documents, providing that any and all references to the Loan Documents shall be deemed to refer to each Loan Document as amended and modified up through and including this First Amendment.

     NOW, THEREFORE, intending to be legally bound hereby, the Co-Borrowers, the Guarantors and the Lenders hereby promise, covenant and agree as follows:

     1. PRINCIPAL BALANCE OF THE REVOLVING CREDIT LOAN FACILITY. There is, as of August 9, 1999, presently due and owing on the Revolving Credit Loan Facility, the principal sum of US$43,590,318.56 without offset, defense or counterclaim, all of which are hereby expressly waived by the Co-Borrowers and the Guarantors as of the date hereof. The foregoing principal balance is allocated as follows:
(i) US$34,175,000.00 for Revolving Credit Loans; (ii) US$5,429 for Letter of Credit Obligations; (iii) US$3,985,593.84 for Canadian Revolving Credit Loans;
(iv) US$0.00 for Canadian Letter of Credit Obligations; and (v) US$0.00 for Canadian Bankers Acceptances.

     2. PRINCIPAL BALANCE OF THE TERM LOAN FACILITY #1. There is, as of August 9, 1999, presently due and owing on the Term Loan Facility #1, the principal sum of US$29,490,777.61 without offset, defense or counterclaim, all of which are hereby expressly waived by the Co-Borrowers and the Guarantors as of the date hereof. The foregoing principal balance is allocated as follows: (i) US$12,083,333.33 for Term Loans #1; and (ii) US$17,407,444.28 for Canadian Term Loans.

     3. PRINCIPAL BALANCE OF THE TERM LOAN FACILITY #2. There is, as of August 9,1999, presently due and owing on the Term Loan Facility #2, the principal sum of US$49,937,500.00 without offset, defense or counterclaim, all of which are hereby expressly waived by the Co-Borrowers and the Guarantors as of the date hereof.

     4. LOAN AGREEMENT. The Loan Agreement is hereby amended and modified as follows:

          (i) ARTICLE I, SECTION 1.01 is hereby amended and modified as follows:

               (a) The definition of "Loan Documents" shall be amended and modified by inserting after the existing phrase "the Swap Agreement(s)" the following new phrase: "and the First Amendment".

               (b) The definition of "Pledge of Stock Agreements" shall be amended and modified by inserting after the existing definition the following new language:

          "; and (xi) that certain Pledge of Stock Agreement #5, dated August ____, 1999, executed by DRS Rugged Systems (Europe) Limited, as pledgor, pledging no more than 65% of the authorized, issued and outstanding voting capital stock of DRS Rugged Systems Australia PTY Limited, as hereafter amended, modified, extended, renewed, refinanced and/or supplemented; (xii) that certain Pledge of Stock Agreement #6, dated August __, 1999, executed by NAI Technologies, Inc., as pledgor, pledging no more than 65% of the authorized, issued and outstanding voting capital stock of DRS Rugged Systems (Europe) Limited, as hereafter amended, modified, extended, renewed, refinanced and/or supplemented; (xiii) that certain Pledge of Stock Agreement #7, dated August ____, 1999, executed by DRS Technologies, Inc., as pledgor, pledging 100% of the authorized, issued and outstanding voting capital stock of NAI Technologies, Inc., as hereafter amended, modified, extended, renewed, refinanced and/or supplemented; and (xiv) that certain Pledge of Stock Agreement #8, dated August ____ 1999, executed by NAI Technologies, Inc., as pledgor, pledging 100% of the authorized, issued and outstanding voting capital stock of (a) DRS Rugged Systems, Inc. and (b) DRS Advanced Programs, Inc., as hereafter amended, modified, extended, renewed, refinanced and/or supplemented; and (xv) any and all additional Pledge of Stock Agreements, in form and substance satisfactory to the Agent in its sole and absolute discretion, executed, made and/or entered into subsequent to the Closing Date, including, without limitation, any and all such Pledge of Stock Agreements which are consummated for the purposes of pledging
          (a) in the case of any and all domestic Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date, the pledge of one-hundred percent (100%) of the authorized, issued and outstanding stock of any such Subsidiaries and/or Affiliates and (b) in the case of any and all foreign Subsidiaries and/or Affiliates which are acquired or formed by any of the CoBorrowers after the Closing Date, the pledge of no more than sixty-five percent (65%) of the authorized, issued and outstanding stock of any such Subsidiaries and/or Affiliates, all as provided for in SECTION 6.12 of this Loan Agreement."

               (c) The following new definitions shall be inserted:

          ""FIRST AMENDMENT" shall mean that certain First Amendment and Modification Agreement dated August 15, 1999, executed by and among the Co-Borrowers, as the co-borrowers, the Guarantors, as the guarantors, the Agent, as the agent for the lenders, and the Lenders, as the lenders, whereby the parties agreed to amend and modify this Loan Agreement and the other Loan Documents, all as previously amended and modified, for the purposes of (i) in ARTICLE I, SECTION 1.01 of this Loan Agreement, amending and modifying the definition of "Loan Documents" to provide for the First Amendment; (ii) in ARTICLE I,
          SECTION 1.01 of this Loan Agreement, providing for a new definition of "First Amendment"; (iii) in ARTICLE I SECTION 1.01 of this Loan Agreement, amending and modifying the definition of "Pledge of Stock Agreements" to provide for the Pledge of Stock Agreement #5, the Pledge of Stock Agreement #6, the Pledge of Stock Agreement #7 and the Pledge of Stock Agreement #8; (iv) in ARTICLE VI, SECTION 6.12 of this Loan Agreement, amending and modifying SECTION 6.12 to provide for (a) the execution of the Agreement of Guaranty by any domestic Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date, (b) the execution of the Security Agreement #2 by any domestic Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date, (c) the pledge of one-hundred percent (100%) of the authorized, issued and outstanding stock of any domestic Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date and (d) the pledge of no more than sixty-five percent (65%) of the authorized, issued and outstanding stock of any foreign Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date, all as additional collateral security for the Loan Facilities;
          (v) in the Agreement of Guaranty, amending and modifying the Agreement of Guaranty by deleting any and all references to "DRS Merger Sub" and to "DRS Merger Sub, Inc." and inserting a new reference to "NAI Technologies, Inc., a New York corporation" in their place and stead;
          (vi) in the Agreement of Guaranty, amending and modifying the Agreement of Guaranty by adding DRS Rugged Systems and DRS Advanced Programs as "Guarantors", ON A JOINT AND SEVERAL BASIS with all of the other Guarantors; (vii) in the Security Agreement #2, amending and modifying the Security Agreement #2 by deleting any and all references to "DRS Merger Sub" and to "DRS Merger Sub, Inc." and inserting a new reference to "NAI Technologies, Inc., a New York corporation" in their place and stead; (viii) in the Security Agreement #2, amending and modifying the Security Agreement #2 by adding DRS Rugged Systems and DRS Advanced Programs as "Debtors"; (ix) in the Security Agreement #2, amending and modifying SCHEDULE "B" to add the locations of the Collateral pledged to the Agent, on behalf of the Lenders, by DRS Rugged Systems and DRS Advanced Programs; (x) in the Loan Documents, providing for a new notice address for the Co-Borrowers, the Corporate Guarantors and the Partnership Guarantor; and (xi) in the Loan Documents, providing that any and all references to the Loan Documents shall be deemed to refer to each Loan Document as amended and modified up through and including the First Amendment."

          (ii) ARTICLE VI, SECTION 6.12 is hereby amended and modified by deleting the existing SECTION 6.12 in its entirety and substituting the following new SECTION 6.12 in its place and stead:

          "Section 6.12 ADDITIONAL CORPORATE GUARANTORS AND/OR PARTNERSHIP GUARANTORS. The Co-Borrowers shall cause any domestic Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date (i) to execute the Agreement of Guaranty and (ii) to execute the Security Agreement #2. The Co-Borrowers shall further execute or cause to be executed (a) a Pledge of Stock Agreement, in form and substance satisfactory to the Agent in its sole and absolute discretion, pledging one-hundred percent (100%) of the authorized, issued and outstanding stock of any domestic Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date and (b) a Pledge of Stock Agreement, in form and substance satisfactory to the Agent in its sole and absolute discretion, pledging no more than sixty-five percent (65%) of the authorized, issued and outstanding stock of any foreign Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date, all as additional collateral security for the Loan Facilities."

          (iii) Any and all references to the "Loan Documents" shall be deemed to refer to the Loan Documents as amended and modified up through and including this First Amendment.

     5. AGREEMENT OF GUARANTY. The Agreement of Guaranty is hereby amended and modified by deleting any and all references to "DRS Merger Sub" and to "DRS Merger Sub, Inc." and inserting new references to "NAI Technologies, Inc., a New York corporation, as successor-in-interest to DRS Merger Sub, Inc." in their place and stead.

     6. ADDITION OF NAI TECHNOLOGIES, DRS RUGGED SYSTEMS, DRS ADVANCED PROGRAMS TO THE AGREEMENT OF GUARANTY AS GUARANTORS. In consideration of the Loan Facilities being made available to the Co-Borrowers and with knowledge that the Lenders would not have made the Loan Facilities available but for the promises of NAI Technologies, DRS Rugged Systems and DRS Advanced Programs hereunder, NAI Technologies, DRS Rugged Systems and DRS Advanced Programs, by their execution and delivery of this First Amendment, hereby assume and accept, ON A JOINT AND SEVERAL BASIS with all of the other Guarantors, all of the rights, obligations, responsibilities and liabilities of a "Guarantor" under the Agreement of Guaranty and are hereby deemed to be each a "Guarantor" under the Agreement of Guaranty as if each had originally executed the Agreement of Guaranty. NAI Technologies, DRS Rugged Systems and DRS Advanced Programs each hereby represent and warrant to the Agent and to all of the Lenders that they have read, understand and agree to each of the terms, conditions and provisions of the Agreement of Guaranty. The addition of NAI Technologies, DRS Rugged Systems and DRS Advanced Programs as "Guarantors" shall in no way affect, change, modify or diminish the obligations, responsibilities and liabilities of any of the other Guarantors under the Agreement of Guaranty.

     7. SECURITY AGREEMENT #2. The Security Agreement #2 is hereby amended and modified as follows:

          (1) Any and all references to "DRS Merger Sub" and to "DRS Merger Sub, Inc." shall be deleted and new references to "NAI Technologies, Inc., a New York corporation, as successor-in-interest to DRS Merger Sub, Inc." shall be inserted in their place and stead; and

          (ii) The following locations of the Collateral shall be added to SCHEDULE "B":

               (a)  2405 Trade Centre Avenue, Longmont, Colorado 80503; and

               (b)  7125 Riverwood Drive, Columbia, Maryland 21046.

     8. ADDITION OF NAI TECHNOLOGIES. DRS RUGGED SYSTEMS AND DRS ADVANCED PROGRAMS TO THE SECURITY AGREEMENT #2 AS DEBTORS.

          (i) In consideration of the Loan Facilities being made available to the Co-Borrowers and with knowledge that the Lenders would not have made the Loan Facilities available but for the promises of NAI Technologies, DRS Rugged Systems and DRS Advanced Programs hereunder, NAI Technologies, DRS Rugged Systems and DRS Advanced Programs, by their execution and delivery of this First Amendment, hereby assume and accept all of the rights, obligations, responsibilities and liabilities of a "Debtor" under the Security Agreement #2 and are hereby deemed to be each a "Debtor" under the Security Agreement #2 as if each had originally executed the Security Agreement #2.

          (ii) As collateral security for the prompt and complete payment and performance when due by NAI Technologies DRS Rugged Systems and DRS Advanced Programs of all obligations and liabilities under the Agreement of Guaranty and all of the other Loan Documents executed in connection with the Loan Facilities including, without limitation, the following: (i) all indebtedness of NAI Technologies, DRS Rugged Systems and DRS Advanced Programs owed to the Agent and/or the Lenders arising on or after the date hereof under the Agreement of Guaranty, both principal and interest, and any extensions, renewals, refundings, substitutions of or for such indebtedness in whole or in part, (ii) all indebtedness of NAI Technologies, DRS Rugged Systems and DRS Advanced Programs owed to the Agent and/or the Lenders for reasonable fees and expenses contemplated by the Agreement of Guaranty, (iii) all obligations of NAI Technologies, DRS Rugged Systems and DRS Advanced Programs to the Agent and/or the Lenders arising under the other Loan Documents, (iv) all other indebtedness, obligations and liabilities of NAI Technologies, DRS Rugged Systems and DRS Advanced Programs owed to the Agent and/or the Lenders now or hereafter existing, in connection with the Agreement of Guaranty or the other Loan Documents whether or not contemplated by the Agent, the Lenders and/or NAI Technologies, DRS Rugged Systems and DRS Advanced Programs at the date hereof and whether direct or indirect, matured or contingent, joint or several or otherwise, (v) all future advances made by the Agent for the protection or preservation of the Collateral, including, without limitation, reasonable advances for storage and transportation charges, taxes, insurance, repairs and the like when and as the same become due whether at maturity or by declaration, acceleration or otherwise, or if not due when payment thereof shall be demanded by the Agent and (vi) any and all costs and expenses, including costs and expenses of collection, paid or incurred by the Agent, on behalf of and for the benefit of the Lenders, in connection with the collection of the amounts referred to in the preceding CLAUSES (I), (II), (III), (IV) OR (V), in connection with the enforcement or realization upon my or all of the collateral or the Agent's and/or the Lenders' security interest therein or in connection with the taking of any other action permitted by the Security Agreement #2, NAI Technologies, DRS Rugged Systems and DRS Advanced Programs hereby collaterally assign, mortgage, hypothecate, convey, transfer and grant to the Agent, on behalf of and for the benefit of the Lenders, a continuing security interest in all of their respective present and future rights, title and interests in and to all of their personal property, tangible and intangible, including, without limitation, the personal property described on SCHEDULE "A" of the Security Agreement #2, wherever said personal property may be located, including, without limitation, those addresses set forth on SCHEDULE "B" of the Security Agreement #2, as such personal property may he hereinafter amended and modified from time to time.

          (iii) NAI Technologies, DRS Rugged Systems and DRS Advanced Programs each hereby represent and warrant to the Agent and to all of the Lenders that they have read, understand and agree to each of the terms, conditions and provisions of the Security Agreement #2. The addition of NAI Technologies, DRS Rugged Systems and DRS Advanced Programs as "Debtors" shall in no way affect, change, modify or diminish the obligations, responsibilities and liabilities of any of the other Debtors under the Security Agreement #2.

     9. CHANGES IN NOTICE PROVISIONS FOR THE CO-BORROWERS, THE CORPORATE GUARANTORS AND THE PARTNERSHIP GUARANTOR. The Loan Agreement and each of the other Loan Documents are hereby amended and modified to provide that any and all references to notices which are required by the terms, conditions and provisions of the Loan Agreement and the other Loan Documents to he sent (i) to the attention of "Nancy R. Pitek, Vice President - Finance and Treasurer" shall be deleted and new references to "Richard Schneider, Executive Vice President and Chief Financial Officer" shall be inserted in their place and stead and (ii) to "Hannoch Weisman, A Professional Corporation, 4 Becker Farm Road, Roseland, New Jersey 07068, Attn.:
Jonathan M. Gross, Esq., Telecopy No.: (973) 994-7198" shall be deleted and new references to "Orloff, Lowenbach, Stifelman & Siegel, P.A., 101 Eisenhower Parkway, Roseland, New Jersey 07068, Attn.: Geralyn G. Humphrey, Esq., Telecopy
No.: (973) 622-3073" shall be inserted in their place and stead.

     10. LOAN DOCUMENTS. The Loan Documents are hereby amended and modified to provide that any and all references to the Loan Documents shall be deemed to refer to each Loan Document as amended and modified up through and including this First Amendment.

     11. REAFFIRMATION. Each of the Co-Borrowers and the Guarantors hereby expressly confirm and reaffirm all of their respective liabilities, obligations and responsibilities under and pursuant to the Loan Documents as amended, modified and/or supplemented by this First Amendment.

     12. FURTHER AGREEMENTS AND REPRESENTATIONS. The Co-Borrowers and the Guarantors do hereby:

          (i) ratify, confirm and acknowledge that, as amended and modified, the Loan Agreement, the Notes, the Agreement of Guaranty, the Security Agreements and all of the other Loan Documents continue to be valid, binding and in full force and effect;

          (ii) covenant and agree to perform all of their respective obligations contained herein and under the Loan Agreement, the Notes, the Agreement of Guaranty, the Security Agreements and all of the other Loan Documents, as amended and modified;

          (iii) acknowledge and agree that as of the date hereof, the Co-Borrowers and the Guarantors have no defense, set-off, counterclaim or challenge against the payment of any sums due and owing to the Agent or to any Lender or the enforcement of any of the terms of the Loan Agreement, the Notes, the Agreement of Guaranty, the Security Agreements and/or any of the other Loan Documents, all as amended and modified;

          (iv) acknowledge and agree that all of the representations and warranties of the Co-Borrowers and/or the Guarantors contained in the Loan Agreement, the Notes, the Agreement of Guaranty, the Security Agreements and/or all of the other Loan Documents, are true, accurate and correct in all material respects as of the date hereof as if made on and as of the date hereof;

          (v) represent and warrant that, after giving effect to the transactions contemplated by this First Amendment, no "Event of Default" (as such term is defined in the Loan Agreement), exists or will exist upon the delivery of notice, passage of time, or both, and all information described in the recitals is true and accurate;

          (vi) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of any of the Notes, the

Revolving Credit Loan Facility, the Term Loan Facility #1 and/or the Term Loan Facility #2, or any waiver of any of the other Loan Documents, and do not constitute a release, termination or waiver of any of the rights and/or remedies granted to the Agent, on behalf of the Lenders, or to any of the Lenders under the Loan Documents, all of which rights and/or remedies are hereby expressly ratified and confirmed; and

          (vii) acknowledge and agree that the failure by the Co-Borrowers and/or the Guarantors to comply with or perform any of their respective covenants, agreements or obligations contained herein shall constitute an Event of Default under the Loan Agreement and each of the Loan Documents, as amended and modified.

     13. SECURITY INTEREST. The Co-Borrowers and the Guarantors hereby affirm and confirm that the security interests granted to the Agent on behalf of the Lenders in the Security Agreements, as amended and modified by this First Amendment, continues to be a valid first lien on the Collateral.

     14. ADDITIONAL DOCUMENTS: FURTHER ASSURANCES. The Co-Borrowers hereby covenant and agree to execute and/or deliver to the Agent, on behalf of the Lenders, or to cause to be executed and/or delivered to the Agent, on behalf of the Lenders contemporaneously herewith, at the sole cost and expense of the Co-Borrowers, any and all other documents, agreements, statements, resolutions, certificates, opinions, consents, searches and information as the Agent, on behalf of the Lenders, may reasonably request in connection with the matters or actions described herein. The Co-Borrowers hereby further covenant and agree to execute and/or deliver to the Lender, or to use their reasonable efforts to cause to be executed and/or delivered to the Agent, on behalf of the Lender, at the sole cost and expense of the Co-Borrowers, from time to lime, any and all other documents, agreements, statements, certificates and information as the Agent, on behalf of the Lenders, shall reasonably request to evidence or effect the terms of the Loan Agreement, as amended, or any of the other Loan Documents, as amended, or to enforce or protect the Lenders' interest in the Collateral. All such documents, agreements, statements, etc., shall be in form and content reasonably acceptable to the Agent.

     15. FEES, COSTS, EXPENSES AND EXPENDITURES. The Co-Borrowers shall pay all of the Agent's and the Lenders' reasonable expenses in connection with the review, preparation, negotiation, documentation and closing of this First Amendment and the consummation of the transactions contemplated hereunder, including, without limitation, fees, expenses and disbursements of legal counsel retained by the Agent and/or the Lenders and all fees related to filings, recordings of documents and searches, whether or not the transactions contemplated hereunder are consummated.

     16. NO NOVATION. It is the intention of the parties hereto that this First Amendment SHALL NOT constitute a novation and shall in no way adversely affect or impair the lien priority of the Loan Documents. In the event that this First Amendment, or any portion hereof, or any of the instruments executed in connection herewith, shall be construed or shall operate to affect the lien priority of the Loan Documents, then to the extent such instrument creates a charge upon the Loan Documents in excess of that contemplated and permitted thereby and to the extent third parties acquiring an interest in the Loan Documents between the time of recording of the Loan Documents and the recording of this First Amendment are prejudiced hereby, if any, this First Amendment shall be void and of no force and effect; PROVIDED, HOWEVER, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all of the terms, conditions and provisions contained herein until all obligations of the Co-Borrowers to the Agent and the Lenders under the Loan Documents shall have been paid in full and the Loan Facilities shall have been terminated.

     17. NO WAIVER. Nothing contained herein constitutes an agreement or obligation by the Agent or by any Lender to grant any further amendments to any of the Loan Documents and nothing contained herein constitutes a waiver or release by the Agent or by any Lender of any rights or remedies available to the Agent or such Lender under the Loan Documents, at law or in equity, provided that the foregoing is not intended to revoke the Agent's or any Lender's previous consent to the requested actions by the Co-Borrowers and/or the Guarantors where such consent was delivered by the Agent or such Lender in writing.

     18. INCONSISTENCIES. To the extent of any inconsistency between the terms and conditions of this First Amendment and the terms and conditions of the Loan Agreement or the Loan Documents, the terms and conditions of this First Amendment shall prevail. All terms and conditions of the Loan Agreement and the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by the Co-Borrowers and/or the Guarantors.

     19. CONSTRUCTION. Any capitalized terms used in this First Amendment not otherwise defined shall have the meaning as set forth in the Loan Agreement. All references to the Loan Agreement therein or in any of the other Loan Documents shall be deemed to be a reference to the Loan Agreement, as amended and modified hereby.

     20. BINDING EFFECT. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

     21. COUNTERPARTS. This First Amendment may be executed by one or more of the parties to this First Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the Co-Borrowers, the Guarantors, the Agent and the Lenders have cuased this First Amendment to be executed and delivered by their duly authorized coporate officers, all as of the day and year first written above.


[SEAL]                                  DRS TECHNOLOGIES, INC.,
ATTEST:                                 a Delaware corporation, as a Co-Borrower


/s/  NINA LASERSON DUNN                 By: /s/  MARK S. NEWMAN
------------------------------             -------------------------------------
     Nina Laserson Dunn                          Mark S. Newman
     Secretary                                   President



[SEAL]                                  DRS TECHNOLOGIES CANADA COMPANY,
ATTEST:                                 a Nova Scotia company, as a Co-Borrower


/s/  NINA LASERSON DUNN                 By: /s/  DAVID STAPLEY
------------------------------             -------------------------------------
     Nina Laserson Dunn                          David Stapley
     Secretary                                   President



[SEAL]                                  DRS TECHNOLOGIES CANADA, INC.,
ATTEST:                                 a Delaware corporation, as a Co-Borrower


/s/  NINA LASERSON DUNN                 By: /s/  MARK S. NEWMAN
------------------------------             -------------------------------------
     Nina Laserson Dunn                          Mark S. Newman
     Secretary                                   President



[SEAL]                                  DRS SENSOR SYSTEMS, INC, FORMERLY KNOWN
ATTEST:                                 AS "DRS EO, INC.", a Delaware
                                        corporation, as a Co-Borrower

/s/  NINA LASERSON DUNN                 By: /s/  MARK S. NEWMAN
------------------------------             -------------------------------------
     Nina Laserson Dunn                          Mark S. Newman
     Secretary                                   President

                                        DRS INFRARED TECHNOLOGIES, LP, FORMERLY
                                        KNOWN AS "DRS FPA, L.P.", a Delaware
                                        limited partnership, as a Co-Borrower

[SEAL]                                  By:  DRS FPA, INC., a Delaware
ATTEST:                                      corporation as the general partner


/s/  NINA LASERSON DUNN                      By: /s/  MARK S. NEWMAN
------------------------------                  --------------------------------
     Nina Laserson Dunn                               Mark S. Newman
     Secretary                                        President



                                        LAUREL TECHNOLOGIES PARTNERSHIP, (ALSO
                                        DOING BUSINESS AS DRS LAUREL
                                        TECHNOLOGIES), a Delaware general
                                        partnership, as a Guarantor

[SEAL]                                  By:  DRS SYSTEMS MANAGEMENT CORPORATION
ATTEST:                                      as the General Partner


/s/  RICHARD A. SCHNEIDER                    By: /s/  PAUL G. CASNER, JR.
------------------------------                  --------------------------------
     Richard A. Schneider                             Paul G. Casner, Jr.
     Secretary                                        President



[SEAL]                                  DRS ELECTRONIC SYSTEMS, INC.,
ATTEST:                                 a Delaware corporation, as a Guarantor


/s/  DAVID M. kNOTT                     By: /s/  TERRENCE L. DEROSA
------------------------------             -------------------------------------
     David M. Knott                              Terrence L. DeRosa
     Secretary                                   President



[SEAL]                                  DRS PHOTRONICS, INC.
ATTEST:                                 a New York Corporation, as a Guarantor


/s/  ROBERT RUSSO                       By: /s/  RICHARD ROSS
------------------------------             -------------------------------------
     Robert Russo                                Richard Ross
     Secretary                                   President

[SEAL]                                  DRS PRECISION ECHO, INC.,
ATTEST:                                 a Delaware corporation, as a Guarantor


/s/  RICHARD A. SCHNEIDER               By: /s/  DAVID STAPLEY
------------------------------             -------------------------------------
     Richard A. Schneider                        David Stapley
     Secretary                                   President



[SEAL]                                  DRS AHEAD TECHNOLOGY, INC., a Delaware
ATTEST:                                 corporation, as a Guarantor


/s/  RICHARD A. SCHNEIDER               By: /s/  DENNIS CHARLEBOIS
------------------------------             -------------------------------------
     Richard A. Schneider                        Dennis charlebois
     Secretary                                   President



[SEAL]                                  DRS OPTRONICS, INC., a Delaware
ATTEST:                                 corporation, as a Guarantor


/s/  ROBERT RUSSO                       By: /s/  RICHARD ROSS
------------------------------             -------------------------------------
     Robert Russo                                Richard Ross
     Secretary                                   President



[SEAL]                                  DRS SYSTEMS MANAGEMENT CORPORATION, a
ATTEST:                                 Delaware corporations, as a Guarantor


/s/  RICHARD A. SCHNEIDER               By: /s/  PAUL G. CASNER, JR.
------------------------------             -------------------------------------
     Richard A. Schneider                        Paul G. Casner, Jr.
     Secretary                                   President



[SEAL]                                  DRS/MS, INC., a Delaware corporation,
ATTEST:                                 as a Guarantor


/s/  RICHARD A. SCHNEIDER               By: /s/ MARK S. NEWMAN
------------------------------             -------------------------------------
     Richard A. Schneider                       Mark S. Newman
     Secretary                                  President

[SEAL]                                  DRS TECHNICAL SERVICES, INC., a Delaware
ATTEST:                                 corporation, as a Guarantor


/s/  DAVID M. KNOTT                     By: /s/  TERRENCE L. DEROSA
------------------------------             -------------------------------------
     David M. Knott                              Terrence L. DeRosa
     Secretary                                   President



[SEAL]                                  DRS INTERNATIONAL, INC., a Delaware
ATTEST:                                 corporation, as a Guarantor


/s/  NINA LASERSON DUNN                 by: /s/  MARK S. NEWMAN
------------------------------             -------------------------------------
     Nina Laserson Dunn                          Mark S. Newman
     Secretary                                   President



[SEAL]                                  DRS AIR, INC., a Delaware corporation,
ATTEST:                                 as a Guarantor


/s/  NINA LASERSON DUNN                 By: /s/  MARK S. NEWMAN
------------------------------             -------------------------------------
     Nina Laserson Dunn                          Mark S. Newman
     Secretary                                   President



[SEAL]                                  DRS HADLAND, INC., a Massachusetts
ATTEST:                                 corporation, as a Guarantor


/s/  ROBERT RUSSO                       By: /s/  RICHARD ROSS
------------------------------             -------------------------------------
     Robert Russo                                Richard Ross
     Secretary                                   President



                                        NAI TECHNOLOGIES, INC., AS SUCCESSOR-
[SEAL]                                  IN-INTEREST TO DRS MERGER SUB, INC., a
ATTEST:                                 a New York corporation, as a Guarantor


/s/  RICHARD A. SCHNEIDER               By: /s/  TERRENCE L. DEROSA
------------------------------             -------------------------------------
     Richard A. Schneider                        Terrence L. DeRosa
     Secretary                                   President

[SEAL]                                  DRS FPA, INC., a Delaware corporation,
ATTEST:                                 as a Guarantor


/s/  NINA LASERSON DUNN                 By: /s/  MARK S. NEWMAN
------------------------------             -------------------------------------
     Nina Laserson Dunn                          Mark S. Newman
     Secretary                                   President



[SEAL]                                  DRS RUGGED SYSTEMS, INC., a Colorado
ATTEST:                                 corporation, as a Guarantor


/s/  RICHARD A. SCHNEIDER               By: /s/  DAVID PRIOR
------------------------------             -------------------------------------
     Richard A. Schneider                        David Prior
     Secretary                                   President



[SEAL]                                  DRS ADVANCED PROGRAMS, INC., a New
ATTEST:                                 York corporation, as a Guarantor


/s/  RICHARD A. SCHNEIDER               By: /s/  STEVEN RICE
------------------------------             -------------------------------------
     Richard A. Schneider                        Steven Rice
     Secretary                                   President

                                        MELLON BANK, N.A.,
                                        as a Lender


                                        By: /s/  PETER A. DONTAS
                                           -------------------------------------
                                                 Peter A. Dontas



                                        MELLON BANK CANADA,
                                        as a Lender


                                        By: /s/  WENDY B. H. BOCTI
                                           -------------------------------------
                                                 Wendy B. H. Bocti
                                                 Vice President



                                        THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                                        By: /s/  DANIEL E. A. NICHOLS
                                           -------------------------------------
                                                 Daniel E. A. Nichols
                                                 Assistant Vice President



                                        NATIONAL BANK OF CANADA,
                                        as a Lender


By: /s/ KAREN A. GREXA                  By: /s/  JOHN P. LEIFER
-------------------------     AND          -------------------------------------
        Karen A. Grexa                           John p. Leifer
        Vice President                           Vice President



                                        SUMMIT BANK,
                                        as a Lender


                                        By: /s/  GEORGE W. D. BARRON
                                           -------------------------------------
                                                 George W. D. Barron
                                                 Vice President

                                        UNION BANK OF CALIFORNIA, N.A.,
                                        as a Lender


                                        By: /s/  HAGOP V. JAZMADARIAN
                                           -------------------------------------
                                                 Hagop V. Jazmadarian
                                                 Vice Presient



                                        TRANSAMERICA EQUIPMENT FINANCIAL
                                        SERVICES CORPORATION, as a Lender


                                        By: /s/  SEAN D. MCALISTER
                                           -------------------------------------
                                                 Sean D. McAlister
                                                 V.P. Region Credit Manager



                                        THE TORONTO-DOMINION BANK,
                                        as a Lender


                                        By: /s/  R. G. HARRIS
                                           -------------------------------------
                                                 R. G. Harris
                                                 Vice President & Director



                                        TORONTO DOMINION (NEW YORK), INC.,
                                        as a Lender


                                        By: /s/  R. G. HARRIS
                                           -------------------------------------
                                                 R. G. Harria
                                                 Vice President & Director



                                        MELLON BANK, N.A.,
                                        as a Agent


                                        By: /s/  PETER A. DONTAS
                                           -------------------------------------
                                                 Peter A. Dontas
                                                 Vice President